                                                                      Exhibit 25




                         Securities Act of 1933 File No. _________
                         (If application to determine eligibility of trustee
                         for delayed offering  pursuant to  Section 305 (b) (2))
________________________________________________________________________________
________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ---------------------

                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                         SECTION 305(b)(2)___________
                                 ____________________


                           THE CHASE MANHATTAN BANK
                            (NATIONAL ASSOCIATION)
             (Exact name of trustee as specified in its charter)

                                   13-2633612
                    (I.R.S. Employer Identification Number)

                  1 CHASE MANHATTAN PLAZA, NEW YORK, NEW YORK
                   (Address of  principal executive offices)

                                     10081
                                   (Zip Code)
                                 ---------------

                                    TRW INC.
              (Exact  name of obligor as specified in its charter)

                                      OHIO
        (State or other jurisdiction of incorporation  or organization)

                                   34-0575430
                      (I.R.S. Employer Identification No.)

                               1900 RICHMOND ROAD
                                CLEVELAND, OHIO
                   (Address of principal  executive offices)

                                     44124
                                  (Zip Code)
                   ---------------------------------------
                               DEBT SECURITIES
                     (Title of the indenture securities)
________________________________________________________________________________
________________________________________________________________________________

ITEM 1.  GENERAL INFORMATION.

            Furnish the following information as to the trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.

                 Comptroller of the Currency, Washington, D.C.

                 Board of Governors of The Federal Reserve System, Washington, D. C.

   (b)      Whether it is authorized to exercise  corporate trust powers.

                 Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

            The Trustee is not the obligor, nor is the Trustee directly or indirectly controlling, controlled by, or under common control with the obligor.

            (See Note on Page 2.)

ITEM 16.  LIST OF EXHIBITS.

   List below all exhibits filed as a part of this statement of eligibility. *1. -- A copy of the articles of association of the trustee as now in effect.  (See Exhibit T-1  (Item 12), Registration No. 33-55626.)
   *2. -- Copies of the respective authorizations of The Chase Manhattan Bank
          (National Association) and The Chase Bank of New York (National Association) to commence business and a copy of approval of merger of said corporations, all of which documents are still in effect. (See Exhibit T-1 (Item 12), Registration No. 2-67437.)
   *3. -- Copies of authorizations of The Chase Manhattan Bank  (National
          Association) to exercise corporate trust powers, both of which documents are still in effect. (See Exhibit T-1 (Item 12), Registration No. 2-67437).
   *4. -- A copy of the existing by-laws of the trustee.  (See Exhibit T-1
          (Item 12(a)), Registration No. 33-60809.)
   *5. -- A copy of each indenture referred to in Item 4, if the obligor is in default. (Not applicable).
   *6. -- The  consents of United States institutional trustees required by
          Section 321(b) of the Act.
          (See Exhibit T-1, (Item 12), Registration No. 22-19019.)
    7. -- A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
----------
*The Exhibits thus designated are incorporated herein by reference. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.

                              ___________________
                                       1.

                                     NOTE

          Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base a responsive answer to Item 2 the answer to said Item is based on incomplete information.

          Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, The Chase Manhattan Bank (National Association), a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and the State of New York, on the 7th day August, 1995




                                                THE CHASE MANHATTAN BANK
                                                (NATIONAL ASSOCIATION)




                                                By:  /s/ Valerie Dunbar
                                                    ______________________
                                                    Valerie Dunbar
                                                    Vice President





                              _________________
                                      2

                                   EXHIBIT 7
                                   ---------


REPORT OF CONDITION
Consolidating domestic and foreign subsidiaries of the

                         THE CHASE MANHATTAN BANK, N.A.

of New York in the State of New York, at the close of business on March 31, 1995, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161.

CHARTER NUMBER 2370        COMPTROLLER OF THE CURRENCY NORTHEASTERN DISTRICT
STATEMENT OF RESOURCES AND LIABILITIES

                                    ASSETS                                    THOUSANDS
                                                                              OF DOLLARS
Cash and balances due from depository institutions:
      Noninterest-bearing balances and currency and coin                  $     4,264,000
      Interest-bearing balances                                                 6,755,000
Held to maturity securities                                                     1,571,000
Available-for-sale securities                                                   4,687,000
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
      Federal funds sold                                                        2,502,000
      Securities purchased under agreements to resell                              35,000
Loans and lease financing receivable:
         Loans and leases, net of unearned income           $ 52,831,000
         LESS: Allowance for loan and lease losses             1,078,000
         LESS:  Allocated transfer risk reserve                        0
                                                            ------------
         Loans and leases, net of unearned income, allowance, and reserve      51,753,000
Assets held in trading accounts                                                17,278,000
Premises and fixed assets (including capitalized leases)                        1,785,000
Other real estate owned                                                           441,000
Investments in unconsolidated subsidiaries and associated companies                46,000
Customers' liability to this bank on acceptances outstanding                    1,077,000
Intangible assets                                                                 809,000
Other assets                                                                    6,346,000
                                                                             ------------
TOTAL ASSETS                                                                 $ 99,349,000
                                                                             ============
                                 LIABILITIES
Deposits:
         In domestic offices                                                 $ 28,080,000
            Noninterest-bearing                             $ 10,224,000
            Interest-bearing                                  17,856,000
                                                            ------------
         In foreign offices, Edge and Agreement subsidiaries, and IBFs         35,906,000

            Noninterest-bearing                             $  2,695,000
            Interest-bearing                                  33,211,000
                                                            ------------
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
         Federal funds purchased                                                2,086,000
         Securities sold under agreements to repurchase                           158,000
Demand notes issued to the U.S. Treasury                                          194,000
Trading liabilities                                                            13,545,000
Other borrowed money:
         With original maturity of one year or less                             2,122,000
         With original maturity of more than one year                             429,000
Mortgage indebtedness and obligations under capitalized leases                     40,000
Bank's liability on acceptances executed and outstanding                        1,081,000
Subordinated notes and debentures                                               2,360,000
Other liabilities                                                               6,300,000
                                                                            -------------
TOTAL LIABILITIES                                                              92,301,000
                                                                            -------------
Limited-life preferred stock and related surplus                                        0

                                           EQUITY CAPITAL

Perpetual preferred stock and related surplus                                           0
Common stock                                                                      917,000
Surplus                                                                         4,666,000
Undivided profits and capital reserves                                          1,552,000
Net unrealized holding gains (losses) on available-for-sale securities            (98,000)
Cumulative foreign currency translation adjustments                                11,000
                                                                               -----------
TOTAL EQUITY CAPITAL                                                            7,048,000
                                                                               -----------
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK,
         AND EQUITY CAPITAL                                                  $ 99,349,000
                                                                             ============

I, Lester J. Stephens, Jr., Senior Vice President and Controller of the above named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
                                                (Signed) Lester J. Stephens, Jr.

We the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

(Signed) Thomas G. Labrecque
(Signed) Arthur F. Ryan                     Directors
(Signed) Richard J. Boyle